UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2026
Butterfly Network, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39292	84-4618156
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 District Avenue Burlington, MA	01803
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 557-4800
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BFLY	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company         ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders
On June 18, 2026, Butterfly Network, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders in order for stockholders to consider and vote on the three proposals set forth below, each of which is described in detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 27, 2026 (the “proxy statement”). The holders of 163,228,826 shares of Class A common stock were present or represented by proxy at the meeting. The holders of 26,426,937 shares of Class B common stock were present or represented by proxy at the meeting. Holders of the Class A common stock and Class B common stock voted together as a single class. Each share of Class A common stock entitles holders to one vote per proposal, while each share of Class B common stock entitles holders to 20 votes per proposal. The results for the votes for each proposal are set forth below.
The following actions were taken at such meeting:
1.Each of Joseph DeVivo; Jonathan M. Rothberg, Ph.D.; Larry Robbins; Caroll H. Neubauer; Elazer Edelman, M.D., Ph.D.; S. Louise Phanstiel; and Erica Schwartz, M.D., J.D., M.P.H. was elected as a director of the Company, to serve for a one-year term until the Company’s 2026 Annual Meeting of Stockholders and until their respective successor has been elected and qualified. The votes cast in the election of the directors were as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Joseph DeVivo	621,675,693	1,606,171	211,950	68,273,752
Jonathan M. Rothberg, Ph.D.	622,369,243	898,308	226,263	68,273,752
Larry Robbins	622,081,118	1,191,480	221,216	68,273,752
Caroll H. Neubauer	622,482,090	785,388	226,336	68,273,752
Elazer Edelman, M.D., Ph.D.	622,169,037	1,097,459	227,318	68,273,752
S. Louise Phanstiel	621,997,159	1,168,660	327,995	68,273,752
Erica Schwartz, M.D., J.D., M.P.H.	621,848,491	1,430,748	214,575	68,273,752
2.The Company’s stockholders approved the proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The votes cast on this proposal were as follows:

Votes For	Votes Against	Abstentions
690,013,905	1,037,128	716,533
3.The Company’s stockholders approved by a non-binding advisory vote the compensation of the Company’s named executive officers, as disclosed in the proxy statement. The votes cast on this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
614,118,861	8,857,243	517,710	68,273,752

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUTTERFLY NETWORK, INC.

	By:	/s/ John Doherty
	Name:	John Doherty
	Title:	Executive Vice President, Chief Financial Officer

Date: June 22, 2026